April 20, 1999

                         SUPPLEMENT TO THE PROSPECTUS OF
                 PIONEER REAL ESTATE SHARES CLASS A,B, C SHARES
                               DATED APRIL 9, 1998
                    PIONEER REAL ESTATE SHARES CLASS Y SHARES
                               DATED APRIL 9, 1998



The following supplements the corresponding section of the prospectus.

I.  EXPENSE INFORMATION

Effective April 1, 1999, Pioneer Investment Management, Inc. ("Pioneer") has agreed to waive a portion of its management fee to the extent required to reduce the fee from 1.00% to 0.80% of the fund's average daily net assets. This agreement is voluntary and temporary and may be revised or terminated at any time.

IV. MANAGEMENT OF THE FUND

THE MANAGER

Effective April 1, 1999, day-to-day management of the fund's portfolio is the responsibility of Matthew L. Ostrower, a vice president of Pioneer since 1999. Mr. Ostrower has worked for The Boston Financial Group as a real estate analyst since 1995 and has been working with Pioneer as an investment professional since 1996.

Mr. Ostrower is supervised by Theresa A. Hamacher, chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984; most recently as chief investment officer at another investment adviser.


THE REAL ESTATE SUBADVISER. Boston Financial Securities, Inc. (BFS), which is an affiliate of The Boston Financial Group Limited Partnership, has extensive experience and expertise in placing, evaluating and providing advice on a variety of real estate related investments since 1969. In its capacity as subadviser to the fund, BFS (i) identifies and analyzes real estate industry companies, (ii) analyzes market conditions affecting the real estate industry generally and specific geographical and securities markets, (iii) reviews and analyzes the investments in the fund's portfolio and (iv) furnishes advisory reports to Pioneer.

Fred N. Pratt, Jr. has the ultimate responsibility for overseeing the provisions of subadvisory services to the fund. Mr. Pratt is president and chief executive officer of The Boston Financial Group, director of BFS and a trustee of the fund. Mr. Pratt has worked in the real estate industry since 1969.


                                                               0499-6532
                                       (C) Pioneer Funds Distributor, Inc.